UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): August 9, 2021

iCap Vault 1, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-236458	N/A
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

3535 Factoria Blvd. SE, Suite 500

Bellevue, WA 98006

(Address of principal executive offices)

(425) 278-9030

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CF$ 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
N/A	N/A	N/A

Indicate by check mark whether each registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into Material Definitive Agreement.

On August 9, 2021, iCap Vault 1, LLC (the “Company”) and Vault Holding 1, LLC, a wholly owned subsidiary of the Company (“Vault Holding 1” and together with the Company, the “Issuer”), entered into that certain Second Amended and Restated Broker-Dealer Agreement (the “Agreement”) with Cobalt Capital, Inc. (the “Broker-Dealer”).

Pursuant to the terms of the Agreement, the Broker-Dealer was appointed to serve as the broker-dealer of record for the Issuer in the following 13 states: Texas, Florida, Arizona, Arkansas, Virginia, Utah, Maryland, Oklahoma, Nebraska, North Carolina, Delaware, West Virginia, and Montana, and up to eight additional states to which the Broker-Dealer consents from time to time. As compensation for these broker-dealer services, the Broker-Dealer will be paid an aggregate monthly fee of $8,500 per month for the initial 13 states plus an additional $300 per month for each additional state to which the Broker-Dealer consents in writing be included in the territory during the term of the Issuer’s registered offering. The Broker-Dealer’s services will continue to the earlier of the date that the registration statement ceases to be effective, the date that the offering has been fully subscribed, or the date on which the Agreement has been unilaterally terminated by either party with a 30-day notice.

The foregoing description of the Agreement is qualified in its entirety by reference to the complete terms and conditions of the Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated by reference into this Item 1.01.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Second Amended and Restated Broker-Dealer Agreement, dated August 9, 2021, by and among iCap Vault 1, LLC, Vault Holding 1, LLC and Cobalt Capital, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iCap Vault 1, LLC

	By:	iCap Vault Management, LLC, its manager

Dated: August 13, 2021	By:	/s/ Chris Christensen
Chris Christensen
Chief Executive Officer